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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2002
                                                 ------------------

                          Bongiovi Entertainment, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

          0-23365                                       33-0840184
-----------------------------------        -------------------------------------
   (Commission File Number)                  (IRS Employer Identification No.)

649 SW Whitmore Drive, Port Saint Lucie, Florida                         34984
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (772) 879-0578
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Interruption Television, Inc. 610 Newport Center Drive, Suite 830,
Newport Beach, CA  92660
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(Former name and former address)


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ITEM 1.       CHANGE IN CONTROL OF REGISTRANT.
-------       --------------------------------

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.
-------       -------------------------------------

              As of September 10, 2002, Interruption Television, Inc., a Nevada corporation (the "Registrant") consummated a transaction, whereby the Registrant acquired all of the issued and outstanding shares of Bongiovi Entertainment, Inc., a Florida corporation ("Bongiovi") in exchange for the issuance by the Registrant of a total of 16,000,000 newly issued restricted shares of common voting stock of the to Bongiovi shareholders pursuant to the Agreement and Plan of Reorganization, as amended (the "Agreement"), dated as of September 10, 2002, by and between the Registrant and Bongiovi (the "Closing"). Immediately prior to the share exchange, there were approximately 4,000,000 shares of the Registrant's common stock issued and outstanding. As a result of the acquisition, there were approximately 20,000,000 shares of common stock issued and outstanding.

              Bongiovi is an entertainment content provider and independent record label, whose market is the global entertainment/music consumer. Bongiovi has put together a management team consisting of several well-known music and recording industry professionals, including: Anthony Bongiovi, Anthony Ferguson and Don Dempsey. The Registrant's new corporate offices are located at 649 South West Whitmore Drive, Port St. Lucie, Florida 34984.

              Upon the Closing, the present officers and directors of the Registrant resigned their respective positions, and were replaced with the designees of Bongiovi. The new officers and directors of the Registrant are:

              NAME                          OFFICE
              ----                          ------

              Ronald E. Simmons             Chairmand and Chief Executive
                                              Officer
              Anthony C. Bongiovi, Jr.      President
              Joseph G. Butera, Jr.         Vice President, Treasurer and
                                              Assistant Secretary
              Anthony Ferguson              Vice President
              Louis Stinson                 Secretary

              The name of each person known to the Registrant to own more than 5% of the securities of the Registrant, persons issued shares pursuant to the Agreement, the current directors and executive officers of the Registrant and the percentage of the total issued and outstanding Common Stock (the only voting securities) of the Registrant owned by such persons as of the Closing date, is as follows:

                                      AMOUNT OF
NAME OF                               BENEFICIAL             PERCENT OF
BENEFICIAL OWNER                      OWNERSHIP (1)            CLASS (1)
----------------                      -------------          -------------

Anthony C. Bongiovi, Jr.              3,984,558                    19.92%
Ronald E. Simmons                     3,984,558                    19.92%
Anthony Ferguson                      3,984,558                    19.92%
Joseph G. Butera, Jr.                 3,984,558                    19.92%

All Directors and Officers
as a Group (4 persons)                15,938,232                   79.69%

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As used in this table, "beneficial ownership"is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to the Company's knowledge the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

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(1)      c/o Bongiovi Entertainment, Inc., 649 SW Whitmore Drive, Port Saint
         Lucie, Florida 34984

             As of September 16, 2002, there were approximately 177 shareholders of record.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
-------       ---------------------------------------------------------
              EXHIBITS.
              ---------

              (a) The required financial statements information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 75 days of the date of the event reported herein.

              (b) The required pro-forma financial statements information is set forth herein.


              (c)        Exhibits

                         2.      Agreement and Plan of Reorganization

                                 2.1.    Agreement and Plan of Reorganization
                                         dated as of September 10, 2002, between
                                         the Registrant and Bongiovi
                                         Entertainment, Inc.



ITEM 7. PRO FORMA FINANCIAL INFORMATION

The selected pro forma data presented below of the Registrant was derived from historical and pro forma financial statements. Both the Registrant and Bongiovi Entertainment, Inc. use the U.S generally accepted accounting principles to prepare its financial statements. It should be noted that fiscal period ending June 30, 2002 of the registrant is different from that of Bongiovi Entertainment, Inc. In order to make the pro forma data presentation more meaningful, Bongiovi Entertainment, Inc.'s financial statements have been adjusted to conform with the June 30, 2002 fiscal period.

The unaudited pro forma financial information presented below were prepared by combining the historical results of the Registrant and Bongiovi Entertainment, Inc. using the purchase method of accounting for business combinations. The pro forma financial information is presented to provide a representation of how the historical financial statements would have appeared had the reorganization occurred at the time of such financial statements. Those companies may have performed differently if their operations had been combined. You should not rely on the unaudited pro forma information as being indicative of the historical results that the Registrant would have had or the future results that Registrant will experience after the Reorganization.


                                               HISTORICAL            PRO FORMA
                                                  DATA                 DATA
                                              JUNE 30, 2002        JUNE 30, 2002

STATEMENT OF OPERATIONS DATA

      INCOME                                   $          0        $          0
OPERATING PROFIT (LOSS)                        ($    15,463)       ($    68,291)
NET INCOME (LOSS)                              ($    15,463)       ($    68,291)
  GAIN (LOSS) PER SHARE                        ($     0.004)       ($     0.003)
WEIGHTED SHARES OUTSTANDING                       4,000,000          20,000,000


BALANCE SHEET DATA

CASH & CASH EQUIVALENTS                        $          0        $      7,055
OTHER CURRENT ASSETS                           $          0        $    259,331
TOTAL ASSETS                                   $          0        $    266,386
CURRENT LIABILITIES                            $    618,157        $    956,430
LONG-TERM LIABILITIES                          $          0        $          0
STOCKHOLDERS EQUITY (DEFICIT)                  ($   618,157)       ($   690,044)
TOTAL LIABILITIES & EQUITY                     $          0        $    266,386




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 23, 2002             BONGIOVI ENTERTAINMENT, INC.

                                      By:   /s/ Ronald Simmons
                                           -------------------------------------
                                           Ronald Simmons
                                           Chairman and Chief Executive Officer

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